SUBSEQUENT EVENTS (Notes)	12 Months Ended
Dec. 31, 2018
Subsequent Events1 [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On March 2, 2018, ArcelorMittal signed a joint venture formation agreement with NSSMC in relation to its offer to acquire ESIL, which was subsequently amended and restated on January 22, 2019. On April 2, 2018, ArcelorMittal submitted an offer in the re-bidding process for ESIL. The offer has faced various legal challenges at the National Company Law Tribunal and more recently at the National Company Law Appellate Tribunal ("NCLAT").
On October 26, 2018, ArcelorMittal announced that ESIL Committee of Creditors (‘CoC’) has voted to approve the Company’s acquisition of ESIL. ESIL’s Resolution Professional, on behalf of the CoC, issued the Company with a Letter of Intent (''LOI'') stating that the Company has been identified as the ‘Successful Applicant’. Further to ArcelorMittal being named the H1 Resolution Applicant (the preferred bidder) on October 19, 2018, ESIL’s CoC approved the Company’s acquisition plan for ESIL (the "Resolution Plan"), with the ''LOI'' identifying it as the ‘Successful Resolution Plan’. The Resolution Plan set out a detailed industrial plan for ESIL aimed at improving its performance and profitability and ensuring it can participate in the anticipated growth of steel demand in India. It includes an upfront payment of 42,000 crore rupees (approx. $5.7 billion) towards ESIL’s debt resolution, with a further 8,000 crore rupees (approx. $1.1 billion) of capital injection into ESIL to support operational improvement, increase production levels and deliver enhanced levels of profitability.
The process to restore ESIL would involve a multi-staged approach: initial steps would be to stabilize the operations and increase production of finished steel goods to 6.5 million tonnes per annum in the medium-term followed by an increase to 8.5 million tonnes per annum by the end of 2024 and ultimately have long-term aspirations to produce between 12-15 million tonnes per annum.
In line with ESIL’s corporate insolvency process, ArcelorMittal’s Resolution Plan must now be formally accepted by India’s National Company Law Tribunal (“NCLT”) before completion. The NCLT has completed hearing the CoC's application for the approval of the Resolution Plan, as well as objections and challenges from different parties, including creditors of ESIL and the current shareholder. While it is difficult to predict the timing of an NCLT approval, a decision is expected in the first quarter of 2019 and the amounts of debt payment and capital injection specified in the Resolution Plan would become payable promptly after such approval is obtained.
On February 19, 2019, ArcelorMittal announced the completion of its share buyback program on February 15, 2019 (the "2019 Program"). The Company repurchased 4 million shares for a total value of approximately 90 (€80 million) at an approximate average price per share of €19.89 ($22.42) pursuant to the 2019 Program that was announced on February 7, 2019. The 2019 Program was completed under the authorization given by the annual general meeting of shareholders held on May 5, 2015 and applicable market abuse regulations. The shares acquired under the 2019 Program are intended to meet ArcelorMittal's obligations arising from employee share programs.